Goldman Sachs US Financial Services Conference December 8, 2021 The Huntington National Bank is Member FDIC. ®, Huntington® and Huntington. Welcome.® are federally registered service marks of Huntington Bancshares Incorporated. ©2021 Huntington Bancshares Incorporated.

Goldman Sachs US Financial Services Conference Disclaimer CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd- Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the possibility that the anticipated benefits of the transaction with TCF are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington does business; the possibility that the branch divestiture may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the branch divestiture; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2021, June 30, 2021 and September 30, 2021, each of which is on file with the Securities and Exchange Commission (the “SEC”) and availab le in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

Goldman Sachs US Financial Services Conference  Drive organic growth across all business segments  Deliver sustainable, top quartile financial performance  Stability and resilience through risk management; maintaining an aggregate moderate-to-low, through-the-cycle risk profile Huntington: A Purpose-Driven Company Our Vision Become the country’s leading people-first, digitally powered bank Purpose Drives Performance 3 Our Purpose We make people’s lives better, help businesses thrive, and strengthen the communities we serve

Goldman Sachs US Financial Services Conference Key Messages 1 2 3 TCF integration successfully completed – Cost savings on track for full realization in 2022 and focused on executing on revenue synergies Closing out 2021 from a position of strength, executing focused strategy that is delivering organic customer growth and introduction of compelling new product and services Momentum in commercial and consumer businesses building loan balances in Q4 and accelerating in 2022 4 Business strategies demonstrating results; bolstered Commercial Banking platform primed for sustained growth 4 Committed to delivering on medium-term financial goals5

Goldman Sachs US Financial Services Conference 2021 in Review  Executed on our People-First, Digitally Powered vision  Built on Huntington’s legacy of Fair Play banking to launch new and compelling products and services, including Standby Cash and Early Pay  Expanded SBA lending ranked first nationally for 7(a)(1) and auto finance to new markets  Launched commercial relationship deepening analytics tool; expanded industry specialization including technology and telecom vertical  Achieved 5% annualized consumer household growth, 7% annualized business checking relationship growth YTD as of September 30(2)  Timely completion of the TCF acquisition creating a Top 10 Regional Bank  Largely completed integration activities related to the realization of cost synergies  Consolidated 188 branches and divested 14 branches  Converted more than 1.5 million customers to the Huntington platform  Added approximately 5,000 highly-engaged colleagues to extend our local advantage  Executing on compelling revenue synergy initiatives to drive incremental top-line growth  Ranked #1 customer satisfaction with Consumer Banking in the North Central Region by J.D. Power(3)  Top in customer satisfaction for mobile banking app among regional banks (3rd year in a row) by J.D. Power(3)  Six national and two regional 2020 Greenwich Excellence Awards for U.S. Small Business Banking  Eight national and four regional 2020 Greenwich Excellence Awards for U.S. Middle Market Banking Strategic Execution TCF Acquisition & Integration Distinguished Awards  Returned capital to shareholders:  $800 million share repurchase authorization (repurchased $500 million through 9/30)  Increased the quarterly common stock dividend by 3%  Reduced NCO ratio to 0.26% YTD as of September 30 Capital and Credit 5See Notes on Slide 11

# Strategic Priorities

## Organic growth initiatives driving revenue momentum

### Consumer

- Persistent market leadership and differentiation via Fair Play – innovative and disruptive products
- Deepen customer relationships
- Ongoing digital enhancements to drive new customer acquisition and engagement

### Business

- Extend Fair Play strategy to business customers
- Synchronize consumer digital capabilities with Business Banking (digital origination roadmap)
- Expand leadership in SBA lending and practice finance to new geographies
- Tailored treasury management offerings

### Commercial

- Grow share of wallet and deepen relationships through analytics
- Leverage expertise and scale to move up-market
- Continue to penetrate treasury management and capital markets
- Enhance capabilities to improve customer experience and drive efficiencies

### Wealth

- Expand into new growth markets
- Optimize go-to-market approach for mass affluent and high net worth segments
- Capitalize on strength in organic sales and AUM growth momentum
- Enhance digital tools for advisory relationships

### Payments

Treasury Management

- Continue to penetrate in commercial and business
- Digitize and simplify customer experience

Card

- Increase debit card penetration
- New credit card products
- Digital-led improvements to user experience

Strategic Partnerships & Innovation

## Distinguished Awards & Established Expertise

**#1 Customer Satisfaction** with Consumer Banking in the North Central Region(1)

**#1 Customer Satisfaction** with Mobile Banking Apps among Regional Banks(1)

J.D. Power 2021 U.S. Banking Mobile App Satisfaction Study; among banks with $55B to $150B in deposits. Visit jdpower.com/awards for more details

GREENWICH ASSOCIATES

**U.S. Small Business Banking -** Six National and Two Regional 2020 Greenwich Excellence Awards, including Overall Satisfaction (National)

GREENWICH ASSOCIATES

**U.S. Middle Market Banking -** Eight National and Four Regional 2020 Greenwich Excellence Awards, including Overall Satisfaction (National)

**200+** Client-facing colleagues

**$24** Billion Assets Under Management

**#8** Receive Volume Real-Time Payments(2)

**11th** Largest ACH receiver volume(3)

**14th** Largest U.S. Debit Card Issuer(4)

See Notes on Slide 11

Goldman Sachs US Financial Services Conference | 6 | Huntington

Consumer | Business | Commercial | Wealth | Payments

# Commercial Banking Strategy

## Focused on deepening customer relationships and leveraging expertise


Commercial Banking
Middle Market
Corporate / Specialty Banking
Commercial Real Estate
Equipment & Inventory Finance
Capital Markets
Treasury Management

| Strategic Priorities | |
|---|---|
| **Driving Acquisition and Deepening** | **Market Expansion**<br>• Targeted and deliberate growth in new attractive markets:<br>  • Middle Market & Mid-Corporate: Twin Cities, Denver, Chicago<br>**Equipment & Inventory Finance**<br>• Leverage size and scale of combined platform |
| **Amplifying Expertise and Capabilities** | **Corporate / Specialty Banking**<br>• Up-market focus in Mid-Corporate and Middle Market opportunities<br>• Leverage expertise through industry verticals and specialization:<br>  • Healthcare, Asset-based Lending, Franchise, Tech / Telecom<br>**Capital Markets**<br>• Continue to increase penetration, aligned with up-market focus<br>• Added expertise in public finance, syndications, sales and trading<br>**Treasury Management**<br>• Grow share of wallet and deepen customer relationships<br>• Technology-enabled solutions that address customer pain points and improve efficiency |
| **Extending Digital** | **Digital Transformation**<br>• Enhanced digital products and capabilities with a focus on the customer journey, servicing efficiency, and relationship manager analytics |

**Commercial Banking Segment**
Ending Loans


$47.0 billion at 3Q21
26%
37%
37%
Middle Market & Corporate Banking
Equipment & Inventory Finance
Commercial Real Estate

**Treasury Management**
Revenues *($ in millions)*


$130
$152
+17% YoY
3Q YTD 2020
3Q YTD 2021

**Capital Markets**
Revenues *($ in millions)*


$91
$104
+14% YoY
3Q YTD 2020
3Q YTD 2021

Goldman Sachs US Financial Services Conference | 7 | Huntington

Goldman Sachs US Financial Services Conference Focus on Achieving Medium-Term Financial Goals Driving organic revenue growth across all businesses to deliver top quartile financial performance Efficiency Ratio 56% Return on Tangible Common Equity 17%+ CET1 Ratio 9 – 10%  Targeting annual revenue growth slightly above nominal GDP  Managing annual expense growth relative to revenue outlook to achieve positive operating leverage  Targeting lower half of the long-term CET1 operating range  Capital Priorities 1. Organic growth 2. Dividend 3. Buybacks / other Positive Operating Leverage  Expecting a normalized effective tax rate to be in the range of 18% to 19% 8

Appendix

Goldman Sachs US Financial Services Conference Revenue Synergy Opportunities Leveraging expertise and capabilities to expand and deepen relationships acquired through TCF deal Middle Market, Corporate and Specialty Expansion  Expanded markets and increased capacity and scale  Deepening via enhanced treasury management and capital markets capabilities 1 Consumer Product Set Deployed Across TCF Customers  Introduce compelling Fair Play banking products and services, leading digital tools, and competitive home lending and credit card products to TCF customers Business Banking Expansion  Deploy #1 SBA lending platform and business banking offerings to TCF markets, including significantly enhanced digital origination capabilities Wealth Management and Private Banking Expansion  Bring wealth and private banking offerings to Minnesota and Colorado, and bolster Illinois Equipment Finance and Inventory Finance; Combined Size & Scale  Serve broader client sizes and markets with a wider set of solutions while accelerating digital leadership and technology development 10

Goldman Sachs US Financial Services Conference Notes Slide 5: 1. Ranked first in loan origination by volume for the 4th year in a row 2. Huntington standalone metrics only 3. For J.D. Power 2021 award information, visit jdpower.com/awards. Huntington received the highest score among regional banks in the J.D. Power 2021 U.S. Banking Mobile App Satisfaction Study of customers’ satisfaction with their financial institution’s mobile applications for banking account management. Huntington received the highest ranking in Customer Satisfaction with Consumer Banking in the North Central Region of the J.D. Power 2021 U.S. Retail Banking Satisfaction Study. Slide 6: 1. For J.D. Power 2021 award information, visit jdpower.com/awards. Huntington received the highest score among regional banks in the J.D. Power 2021 U.S. Banking Mobile App Satisfaction Study of customers’ satisfaction with their financial institution’s mobile applications for banking account management. Huntington received the highest ranking in Customer Satisfaction with Consumer Banking in the North Central Region of the J.D. Power 2021 U.S. Retail Banking Satisfaction Study. 2. Eighth largest receive volume during May among banks participating in The Clearing House’s RTP (Real-Time Payments) network 3. NACHA. Ranked by receiver volume in 2020. Pro forma of standalone Huntington and legacy TCF 4. Nilson Report issued April 2021. Ranked by purchase volume in 2020. Pro forma of standalone Huntington and legacy TCF 11